UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2014

Wells Fargo Commercial Mortgage Trust 2014-LC16
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ladder Capital Finance LLC
Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Rialto Mortgage Finance, LLC
 (Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina		28288-1066
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 11, 2014, as amended by the Form 8-K/A dated as of June 25, 2014 and filed as of June 26, 2014, with respect to Wells Fargo Commercial Mortgage Trust 2014-LC16.  The purpose of this amendment is to file the servicing agreement that governs the servicing of the Pacific Design Center Loan Combination effective as of June 1, 2014, as Exhibit 99.8.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the agreement previously filed as Exhibit 4.1 (the “Pooling and Servicing Agreement”).

Section 8.  Other Events.

Item 8.01.     Other Events.

On June 27, 2014, a series of mortgage pass-through certificates, entitled COMM 2014-CCRE18 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, was issued by COMM 2014-CCRE18 Mortgage Trust, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2014 (the “COMM 2014-CCRE18 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.  The Pacific Design Center Companion Loan was included in the securitization trust created by the COMM 2014-CCRE18 Pooling and Servicing Agreement.  Accordingly, pursuant to the Pooling and Servicing Agreement, upon the execution and delivery of the COMM 2014-CCRE18 Pooling and Servicing Agreement, the Pacific Design Center Loan Combination became a Non-Serviced Loan Combination and the Pacific Design Center Mortgage Loan became a Non-Trust-Serviced Mortgage Loan.  Upon such execution and delivery of the COMM 2014-CCRE18 Pooling and Servicing Agreement, the servicing of the Pacific Design Center Loan Combination became governed by the COMM 2014-CCRE18 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the COMM 2014-CCRE18 Pooling and Servicing Agreement is attached hereto as Exhibit 99.8.

Section 9.     Financial Statements and Exhibits.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

99.8
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: July 3, 2014

Exhibit Index

Exhibit No.	Description
99.8
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.